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EXHIBIT 10.17

MORTGAGE, SECURITY AGREEMENT,                           UNITED STATES OF AMERICA
AND ASSIGNMENT OF LEASES AND RENTS
                                                     STATE OF __________________

BY:                                                  COUNTY OF _________________

EASTGROUP PROPERTIES, L.P.

IN FAVOR OF:

MERIDIAN INDUSTRIAL TRUST, INC. AND
FUTURE HOLDERS OF THE OBLIGATION

    BE IT KNOWN, that on this _____ day of September, 1997, effective as of the ____ day of September, 1997 (the "Effective Date");

    BEFORE ME, ___________________________________, Notary Public in and for
the State of _______ _____________________, and in the presence of the undersigned competent witnesses;

    PERSONALLY CAME AND APPEARED:

    EASTGROUP PROPERTIES, L.P., a Delaware limited partnership (TIN:
    72-1368281), whose mailing address is 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi 39201, and whose registered office in the State of Louisiana is located at 8550 United Plaza Blvd., Baton Rouge, Louisiana 70809, appearing herein through its general partner, EastGroup Properties General Partners, Inc., itself appearing through __________________________________, its ________________ and duly authorized representative pursuant to a resolution of its board of directors ("Mortgagor");

    WHO DECLARED THAT:

    RECITATION OF FACTS. Mortgagor, as borrower, is obligated to Meridian Industrial Trust, Inc. pursuant to a promissory note of even date in principal amount of $26,700,000.00 (such note, together with any renewals thereof, amendments and supplements thereto and renewals, refinancings and consolidations thereof, the "Note"). The Note and all present and future obligations of Mortgagor to Meridian Industrial Trust and future holder(s) of the Note ("Mortgagee") of whatever nature, whether related or unrelated, or whether committed or purely discretionary, and whether absolute or contingent, liquidated or unliquidated, voluntary or involuntary, determined or undetermined, due or to become due, and whether now existing or hereafter arising, or otherwise secured or unsecured, whether Mortgagor is obligated alone or with others on a "solidary" or "joint and several" basis, as a principal obligor or as a surety, guarantor, or endorser, of every nature and kind whatsoever, up to a maximum secured amount of U.S. $50,000,000.00 (such obligations and indebtedness, herein, "the indebtedness secured hereby", "the indebtedness secured by this Mortgage", the "Obligation" or "Obligations").

    NOW, THEREFORE, to secure payment of the Obligations, up to the maximum secured limit of U.S. $50,000,000.00, MORTGAGOR HEREBY MORTGAGES, AFFECTS, AND HYPOTHECATES, IN FAVOR OF MORTGAGEE AND ITS SUCCESSORS AND ASSIGNS, all of Mortgagor's estate, right, title and interest, whether now owned or hereafter acquired, whether as lessor, lessee, or otherwise and whether vested or contingent, in and to all of the following described land (immovable property) and interests in land (immovable property), estates, easements, servitudes, tenements, rights, buildings, other constructions, improvements, property, fixtures, component parts, machinery and equipment to the full extent that such property is susceptible of mortgage under the Louisiana Civil Code, Louisiana Revised Statutes, and other provisions of Louisiana law, grants a continuing security interest in favor of Mortgagee and its successors and assigns, as secured party, in all property and rights described below as part of the Mortgaged Property (as defined below), whether now owned or hereafter acquired, that are susceptible of a security interest under Chapter 9 of the Louisiana Commercial Laws, La. R.S. Section 10:9-101 ET SEQ. or any other provision of Louisiana law, and does further affect, hypothecate, collaterally assign, and pledge unto and in favor of Mortgagee and its successors and assigns, as collateral assignee, all the present and future rents, as well as all

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other property and rights described below as part of the Mortgaged Property
(as defined below), whether now owned or hereafter acquired, that are susceptible of collateral assignment under La. R.S. Section 9:4401, Section 9:5386, or any other provision of Louisiana law, the following:

                                THE MORTGAGED PROPERTY

    A) All of the land described on Exhibit A, together with all the improvements now or later erected on that land and all fixtures now or later attached to that land, together with all buildings, improvements, other constructions, integral or component parts of such land or buildings; all servitudes, crops, trees, oil, gas and minerals, rights, powers, privileges, immunities and appurtenances now or later belonging to or pertaining in any way to that land and the reversions, remainders and all right, title, interest, homestead, separate estate, property, possession and claim whatsoever of Mortgagor of, in and to such land.

    B) All equipment, fixtures and other tangible and intangible (corporeal or incorporeal) personal (moveable) property of all types in which Mortgagor has an interest and now or later affixed to or located on or used in connection with the land described in paragraph (B) above and all property described on Exhibit B hereto.

    C) All Rights (as hereinafter defined) provided, however, that permission is hereby given to Mortgagor, so long as no default has occurred under this Mortgage, to collect, receive and use such benefits from the property as they become due and payable, but not in advance thereof.

    D) Everything referred to in paragraphs (A), (B) and (C) above and all replacements, proceeds and products of those assets and any additional property hereafter acquired by Mortgagor and subject to the lien of this Mortgage or any part of those properties is herein referred to as the "Mortgaged Property" or "Property".

    As used herein, "Rights" shall mean all of the following:

    Sale Proceeds. Any and all of Mortgagor's present and future rights, title and interests in and to the proceeds of the sale, transfer or conveyance of all or any of the Mortgaged Property, including the rights of Mortgagor to receive such sale proceeds directly from the purchaser or purchasers, and further to enforce any rights that Mortgagor may have to collect such sale proceeds, including without limitation, Mortgagor's right to commence appropriate collection actions against the purchaser or purchasers thereof.

    Insurance Proceeds. any and all of Mortgagor's present and future rights, title and interest in and to the unearned insurance premiums and proceeds of insurance affecting all or any part of the Mortgaged Property, including the right to receive such unearned insurance premiums and insurance proceeds directly from the insurer and, where applicable, to enforce any rights that Mortgagor may have to collect such amounts.

    Escrow Payments. Any and all tax escrow payments paid to Mortgagee as provided under this Mortgage.

    Condemnation Proceeds. Any and all of Mortgagor's present and future rights, title and interest in and to the proceeds of any award or claim for direct or consequential damages relating to any condemnation, expropriation, conveyance, or other taking of all or any part of the Mortgaged Property by any governmental authority, including, without limitation, any awards resulting from a change or grade of streets and award for severance damages, and further including the right to receive such condemnation proceeds directly from such a governmental authority and, where applicable, to enforce any rights that Mortgagor may have to collect such condemnation proceeds as provided herein.

    Leases, Rents and Profits. Any and all present and future leases or subleases affecting the Mortgaged Property, and all rents, income, and profits therefrom, including without limitation, any and all rents, income, profits, bonuses, revenues, royalties, cash or security deposits, advance rentals and other payments, and further including Mortgagor's rights to enforce all present and future leases or subleases and to receive and enforce any rights that Mortgagor might have to collect rental and all other payments.

    Income and Royalties. Any and all of Mortgagor's present and future rights, title and interest in and to all issues, profits, bonuses, cash collateral, royalties, income and other benefits derived or to

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be derived from the mortgaged Property, or any part or parts thereof, of every nature and kind whatsoever, including without limitation, any and all issues, profits, bonuses, cash collateral, royalties, income and other benefits, derived or to be derived from any and all present and future oil, gas, and mineral leases or agreements with regard to the Mortgaged Property, or any part or parts thereof.

    Damages. Any and all rights, title and interest and other claims or demands that Mortgagor now has or may hereafter acquire against anyone with respect to any damage to all or any part of the Mortgaged Property, including without limitation, damages arising or resulting from any defect in or with respect to the design or construction of all or any portion of the Mortgaged Property, or arising from any default under any construction, architectural or engineering contract or agreement relating to the Mortgaged Property.

    Options. Any and all present and future options to sell or to lease the Mortgaged Property, or any interests therein.

    General Intangibles. Any and all of Mortgagor's present and future contract rights, instruments, documents and general intangible necessary for use in connection with the ownership and/or operation of all or any part of the Mortgaged Property, whether now existing or hereafter created, or otherwise acquired by Mortgagor, and all liens, security interests, guaranties, remedies, privileges and other rights pertaining to such general intangibles, and all rights and remedies of any kind forming the subject matter of such intangibles. Without limiting the generality of the foregoing, the term "general intangibles" shall include: (a) all present and future management, maintenance, service, and other related agreements concerning the operation or maintenance of the mortgaged Property or any portion thereof; (b) all present and future permits, licenses, authorizations and other rights relating to the ownership and/or operation of the Mortgaged Property, or any part or parts thereof; (c) with respect to Mortgagor's business activities necessary to the operation of the Mortgaged Property, any and all of Mortgagor's present and future rights, title and interest in and to all trade names, patents, patent applications, trademarks, trademark applications, service marks, service mark applications, and all registrations therefor, together with all royalties, license fees and other income and proceeds derived therefrom, and all of the goodwill of the business symbolized by the same, now or thereafter filed, owned or acquired by Mortgagor; (d) all present and future leases of movable (personal) property, furnishings, fixtures, and equipment leased for use in connection with the operation of any of the Mortgaged Property; (e) all written guaranties and express or implied warranties regarding the Mortgaged Property, and any part or parts thereof; and (f) all present and future repurchase, indemnity and other types of agreements with manufacturers and/or distributors and/or sellers regarding the Mortgaged Property or any part or parts thereof.

    This Mortgage has been executed by Mortgagor pursuant to Louisiana Civil Code articles 3278 et seq., La. R.S. Section 9:4401, La. R.S. Section 9:5386-5388, La. R.S. Section 10:1-101 et seq. (the "Uniform Commercial Code" or "UCC") and other applicable laws, for the purpose of securing the Obligations that may now be existing and/or that may arise in the future as provided herein, with the preferences and priorities provided under applicable Louisiana law. In accordance with the requirements of applicable law, including Louisiana Civil Code art. 3288 and L.A. R.S. Section 9:4401, Mortgagor acknowledges, notwithstanding any other provision of this Mortgage or any other document to the contrary, the maximum amount of Obligations secured hereby shall be U.S. $50,000,000.00. Mortgagor authorizes Mortgagee to file multiple originals, or photocopies, carbon copies, or facsimile copies of this Mortgage or of such financing statements with the appropriate filing officer in the State of Louisiana pursuant to the provisions of the Uniform Commercial Code. Mortgagor's employer identification number is accurately set out on the first page of this Mortgage. Mortgagor will not change its employer identification number or its name, identity or corporate structure so that any financing statement filed in connection herewith may become seriously misleading unless and until it notifies Mortgagee in writing and executes all new appropriate financing statements or other such documents as Mortgagee may require, with Mortgagor being required to pay the cost of such documentation and the filing thereof as provided above.

    It is the specific intention of the parties to this Mortgage that this Mortgage shall continue in full force and effect until satisfied by a written satisfaction executed and delivered by Mortgagee to Mortgagor. The lien of this Mortgage shall continue to secure future Obligations, including advances or other extensions of credit to Mortgagor, notwithstanding that there may be no present outstanding balance of the Obligation or the Obligation may have been reduced to zero, whether under a revolving credit arrangement or otherwise, it being the intent of this Mortgage to secure mandatory and optional

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future advances and other extensions of credit.

    Mortgagor covenants and agrees with Mortgagee as follows:

    1. COMPLIANCE WITH OBLIGATION AND MORTGAGE; WARRANTY OF TITLE. Mortgagor shall comply with all provisions of the Obligation, this Mortgage and of every other instrument evidencing or securing the Obligation and will promptly pay to Mortgagee the principal with interest thereon and all other sums required to be paid by Mortgagor under the Obligation and pursuant to the provisions of this Mortgage and of every other instrument evidencing or securing the Obligation. Mortgagor hereby warrants to Mortgagee, and shall continue to warrant to Mortgagee so long as this Mortgage is in effect that (i) Mortgagor has good and marketable title to the Mortgaged Property real estate in fee simple (full ownership), (ii) the Mortgage lien and security interests created by this Mortgage are first liens and security interests on the Mortgaged Property, superior to all other liens or security interests on the Mortgaged Property,
(iii) Mortgagor has the full power and authority to, and has obtained all necessary consents and approvals to, execute and deliver this Mortgage and carry out the terms hereof, (iv) this Mortgage is valid and enforceable in accordance with its terms, subject to the rights of creditors generally under bankruptcy and insolvency laws, and judicial discretion in the enforcement of equitable remedies, (v) Mortgagor shall protect and defend the Mortgage liens and security interests created hereby against the claims of all other parties, and (vi) no part of the Mortgaged Property is homestead property of any person named as Mortgagor.

    2.   TAXES; LIENS.


         a) Mortgagor shall pay promptly, when due, and shall promptly deliver to Mortgagee receipts therefor, all taxes, assessments, rates, dues, charges, fees, impositions, obligations and encumbrances of every kind whatsoever now or hereafter imposed, levied or assessed upon or against the Mortgaged Property or any part thereof, or upon or against this Mortgage or the indebtedness or other sums secured hereby, or upon or against the interest of Mortgagee in the Mortgaged Property, as well as all income taxes, assessments and other governmental charges levied or imposed by any taxing authority upon or against Mortgagor, the Mortgaged Property or any part thereof and any charge which, if unpaid, would become a lien or charge upon the Mortgaged Property.

         b) Mortgagor shall not permit any mechanics', laborer's, materialmen's, statutory or other lien to be created or to remain a lien upon any of the Mortgaged Property, unless the same is removed or bonded off within thirty (30) days after filing thereof.

         c) Upon the occurrence of an event of default hereunder, Mortgagee may, at its option, require Mortgagor to deposit with Mortgagee each month during the term of this Mortgage, an amount equal to one-twelfth (1/12) of the yearly taxes and assessments as estimated by Mortgagee to be sufficient to enable Mortgagee to pay at least thirty (30) days before they become due all taxes, assessments and other similar charges against the Mortgaged Property. Such deposits shall not be trust funds, but may be commingled with the general funds of Mortgagee, and no interest shall be payable in respect thereof. Upon demand by Mortgagee, Mortgagor shall deliver to Mortgagee such additional monies as are required to pay such taxes, assessments and similar charges. In the event of a default under any of the terms, covenants and conditions in the Obligation or this Mortgage, Mortgagee may apply such deposits to the reduction of the sums secured hereby.

    3.   INSURANCE.

         a) Mortgagor shall keep any improvements on the Mortgaged Property and all personalty which is Mortgaged Property insured under standard fire and extended coverage policies for the full replacement value of the Mortgaged Property and for such other amounts, against such other risks and upon such terms and for such periods as may be reasonably required by Mortgagee.
Mortgagor shall pay promptly, when due, any premiums on such insurance. All insurance shall be carried with companies approved by Mortgagee and shall contain New York standard mortgagee clauses and waivers of subrogation in favor of and in form acceptable to Mortgagee. All such policies shall show Mortgagee as an additional insured and shall not be cancelable without thirty (30) days prior written notice to Mortgagee. Mortgagor shall furnish Mortgagee with copies of all such policies and renewals. In the event of loss, Mortgagor shall give immediate notice by mail to Mortgagee and Mortgagee may make proof of loss if not made promptly by Mortgagor. Mortgagor hereby authorizes each insurance company to make payments for such loss directly to Mortgagee instead of to Mortgagor


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or Mortgagor and Mortgagee jointly.  Mortgagee is hereby authorized, at its option, to settle and compromise any claims, awards, damages, rights of action and proceeds, and any other payment or relief under any insurance policy. In the event of foreclosure of this Mortgage or other transfer of title to the Mortgaged Property in extinguishment of the Obligation secured hereby, all right, title and interest of Mortgagor in and to any insurance policies then in force shall pass to the purchaser or grantee.

         b) Insurance proceeds or any part thereof may be applied by Mortgagee at its option, after deducting therefrom all of its expenses including attorneys' fees, either to the reduction of the amounts due on the Obligation or repair of the property damaged; provided however, that if Mortgagee requires Mortgagor to rebuild or restore the Mortgaged Property following a casualty, as provided elsewhere in this Mortgage, Mortgagee shall make available to Mortgagor, all insurance proceeds received as a result of such casualty, for Mortgagor's use in connection with such repairs or restoration. Mortgagee may place reasonable restrictions and requirements upon the disbursement of all such funds in order to insure their proper application to defray costs of repair and reconstruction, including without limitation, provisions for retainage and provisions requiring Mortgagor to escrow any additional amounts in excess of available insurance proceeds required for completion of such repairs or restoration.

         c) Upon the occurrence of an event of default hereunder, Mortgagee may, at its option, require Mortgagor to deposit with Mortgagee on a monthly basis an amount equal to one-twelfth (1/12) of the yearly premiums for all insurance. Such deposits shall not be trust funds, but may be commingled with the general funds of Mortgagee, and no interest shall be payable in respect thereof. Upon demand by Mortgagee, Mortgagor shall deliver to Mortgagee such additional monies necessary to pay such premiums when due. In the event of default under any of the terms, covenants and conditions in the Obligation or this Mortgage, Mortgagee may apply to the reduction of the sums secured hereby, in such manner as Mortgagee shall determine, any amount under this paragraph remaining to Mortgagor's credit and any return premium received from cancellation of any insurance policy by Mortgagee upon foreclosure of this Mortgage.

    4. CONDEMNATION. If the Mortgaged Property or any part thereof shall be damaged or taken through condemnation (which term shall include any damage or taking by any governmental authority or any other authority authorized by the laws of the State of Louisiana or the United States of America to so damage or take, and any transfer by private sale in lieu thereof) Mortgagee shall be entitled to all awards, damages, claims, rights of action and proceeds of, or on account of any damage or taking through condemnation and is hereby authorized, at its option, to commence, appear in and prosecute, in its own or Mortgagor's name, any action or proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith. All such awards, damages, claims, rights of action and proceeds, and any other payments or relief, and the right thereto, are hereby assigned by Mortgagor to Mortgagee and Mortgagee after deducting therefrom all its expenses including attorneys' fees may release to Mortgagor any monies so received by it without affecting the lien of this Mortgage or may apply the same, in such manner as Mortgagee shall determine, to the reduction of the sums secured hereby; provided however, that if Mortgagee requires Mortgagor to repair or restore damages to the remaining portion of the Mortgaged Property not so taken, it shall make condemnation proceeds available to Mortgagor for Mortgagor's use in defraying the costs thereof, subject to the same restrictions as allowed to Mortgagee pursuant to paragraph 3(b) above with respect to insurance proceeds. Any balance of such monies then remaining shall be paid to Mortgagor. Mortgagor agrees to execute such further assignments of any awards, damages, claims, rights of action and proceeds as Mortgagee may require.

    5. CARE OF MORTGAGED PROPERTY. Mortgagor shall not cut or remove any material amount of timber, sever, remove or grant any rights in any oil, gas, minerals, limerock, phosphate, soil or other materials or remove or demolish any building or other property forming a part of the Mortgaged Property without the prior written consent of Mortgagee. Mortgagor shall not permit, commit or suffer any waste, impairment or deterioration of the Mortgaged Property or any part thereof, and shall keep the same and improvements thereon in good condition and repair; including without limitation, any repairs or restoration required as a result of casualty or condemnation. Mortgagor shall notify Mortgagee in writing within five (5) days of any damage or impairment of the Mortgaged Property. Mortgagor shall comply with all laws and regulations applicable to the Mortgaged Property, including, without limitation, all zoning, environmental, land use and toxic or hazardous waste disposal laws. Mortgagee may, at Mortgagee's discretion, have the Mortgaged Property inspected at any time and



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Mortgagor shall pay all reasonable costs incurred by Mortgagee in executing such inspection.

    6. MORTGAGEE'S RIGHT TO MAKE CERTAIN PAYMENTS. In the event Mortgagor fails to complete any improvements to the Mortgaged Property, pay or discharge the taxes, assessments, levies, liabilities, obligations (including obligations under any leases) or encumbrances affecting the Mortgaged Property, or fails to keep the Mortgaged Property insured or to deliver the policies, premiums paid, or fails to repair the Mortgaged Property as herein agreed, or fails to make any payment required under any other mortgage or security agreement relating to the Mortgaged Property (whether or not the existence of such mortgage or security agreement is permitted by this Mortgage), or fails to take any actions reasonably necessary to preserve the value of the Mortgaged Property, or Mortgagor otherwise defaults in any covenant herein or in any loan agreement or other document evidencing or securing the Obligation, Mortgagee may at its option, without waiving or curing any default by Mortgagor, expend funds to complete such improvements, pay or discharge any taxes, assessments, levies, or liabilities, pay off or cure any default under obligations and encumbrances, procure and pay for insurance or make and pay for repairs as is deemed necessary or appropriate by Mortgagee, otherwise perform any action required to be performed by Mortgagor and take such action to preserve the value of the Mortgaged Property. Mortgagee shall have no obligation on its part to determine the validity or necessity of any payment and any such payment shall not waive or affect any option, lien, equity or right of Mortgagee under or by virtue of this Mortgage. The full amount of each and every such payment shall be immediately due and payable and shall bear interest from the date thereof until paid at the Default Rate, as defined below, and together with such interest, shall be secured by the lien of this Mortgage. Nothing herein contained shall be construed as requiring Mortgagee to advance or expend monies for any of the purposes mentioned in this paragraph. No such payments shall be deemed to waive or cure any default hereunder.

    7. PAYMENT OF EXPENSES. Mortgagor shall pay all of the costs, advances, charges and expenses, including reasonable attorneys' fees, disbursements and cost of abstracts of title, documentary and intangibles taxes (and any penalties or interest with respect thereto) incurred in connection with the Obligation (including future advances) or this Mortgage or the enforcement thereof or paid at any time by Mortgagee due to the failure on the part of Mortgagor promptly and fully to perform, comply with and abide by each and every stipulation, agreement, condition and covenant of the Obligation and this Mortgage. Without limiting the generality of the foregoing, the Mortgagee is specifically authorized to advance funds necessary to complete the construction of improvements on the Mortgaged Property. Such costs, charges and expenses shall be immediately due and payable, whether or not there be notice, demand, attempt to collect or suit pending. The full amount of each and every such payment made by Mortgagee shall bear interest from the date thereof until paid at the Default Rate, as hereinafter defined. All such costs, charges and expenses so incurred or paid, together with such interest, shall be secured by the lien of this Mortgage and any other instrument securing the Obligation. No such payments shall be deemed to waive or cure any default hereunder. The provisions of this paragraph shall survive the payment of the Obligation and satisfaction of this Mortgage.

    8. AFTER ACQUIRED PROPERTY. The lien of this Mortgage will automatically attach, without further act, to all after acquired property of whatever kind located in, on or contiguous to, or attached to, or used or intended to be used in connection with or in the operation of the Mortgaged Property.

    9. ADDITIONAL DOCUMENTS. At all times that this Mortgage is in effect, upon Mortgagee's request, Mortgagor shall at Mortgagor's expense make, execute and deliver to Mortgagee any and all such further mortgages, financing statements, instruments of further assurance, certificates and other documents as Mortgagee may consider reasonably necessary or desirable in order to effectuate, complete, perfect, continue or preserve the obligations of Mortgagor under the Obligation and this Mortgage, and the lien of this Mortgage as a paramount first lien upon all the Mortgaged Property. Upon any failure by Mortgagor to do so, Mortgagee may make, execute, record, file, re-record, reinscribe or refile any and all such mortgages, instruments, certificates and documents for and in the name of Mortgagor. Mortgagor hereby irrevocably appoints Mortgagee as agent and attorney-in-fact of Mortgagor to do all things necessary to effectuate or assure compliance with this Mortgage.

    10. EVENT OF DEFAULT. Any one of the following shall constitute an event of default:

         a) Failure by Mortgagor to pay as and when the same are due and payable, any principal or interest due under the Obligation, or any deposits for taxes and assessments or insurance premiums due hereunder, or any other sums to be paid by Mortgagor hereunder or under any loan agreement or other instrument evidencing or securing the Obligation, which failure is not cured within ten (10) days after the due date.

         b) Failure by Mortgagor to duly keep, perform and observe any other covenant, condition or agreement in the Obligation, this Mortgage, or any loan agreement or other instrument now or hereafter evidencing or securing the Obligation for a period of thirty (30) days after Mortgagee gives written notice to Mortgagor specifying the breach.

         c)   If Mortgagor or any guarantor or endorser of the Obligation:
(i) files a voluntary petition in bankruptcy, or (ii) files any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, liquidation, dissolution or similar relief for itself under any law relating to bankruptcy, insolvency or other relief for debtors, or (iii) seeks or consents to or acquiesces in the appointment of any trustee, receiver, master or liquidator of itself or of any substantial part of the Mortgaged Property or of the rents, revenues, issues, earnings, profits or income thereof, or (iv) any such trustee, liquidator, receiver or master is appointed, or a bankruptcy or other insolvency proceeding is brought against any such person without the prior written consent of Mortgagee, which appointment or proceeding shall remain unvacated and unstayed for an aggregate of sixty (60) days whether or not consecutive.

         d) Any breach of any warranty or material untruth of any representation of Mortgagor or any guarantor or endorser of the Obligation, contained in the Obligation, this Mortgage or any loan agreement or other instrument evidencing, securing or given in connection with the Obligation.

         e) Any default under any instrument guaranteeing or endorsing the Obligation or under any other mortgage or security agreement encumbering all or any part of the Mortgaged Property whether prior to or junior to this Mortgage and whether or not the existence of such lien is permitted hereby, if such default continues in effect for more than thirty (30) days after written notice thereof to the Mortgagor; provided that no notice and grace period shall be required to be given if any action to foreclose or sell any Mortgaged Property is taken by any third party.

         f) If this Mortgage, the Obligation or any instrument evidencing, securing, endorsing or guaranteeing the Obligation shall be invalid or unenforceable in whole or material part or any guarantor, endorser or obligor under an instrument securing the Obligation shall terminate or repudiate its obligations.

         g) Any default by Mortgagor with respect to any material obligations now or hereafter owed by such person to Mortgagee, including without limitation, obligations owed pursuant to a Note and Mortgage of even date made by Mortgagor to Mortgagee evidencing and securing indebtedness in the original amount of $18,300,000.

    11. ACCELERATION. If an event of default shall have occurred, Mortgagee may declare the outstanding principal amount of the Obligation and the interest accrued thereon, and all other sums secured hereby, to be due and payable immediately. Upon such declaration all principal and interest and other sums shall immediately be due and payable without demand or notice. If any part of the Obligation is payable on demand, nothing herein shall be deemed to limit the right of the holder of such Obligation to demand payment.


    12.  REMEDIES AFTER DEFAULT.

    (a) Mortgagee, at its option, may declare the entire unpaid balance of the Obligations secured hereby to be immediately due and payable, and upon any such declaration the entire Obligations secured hereby shall become and be immediately due and payable;

    (b) Mortgagee may commence appropriate Louisiana foreclosure proceedings under this Mortgage, in which case Mortgagee may cause the Mortgaged Property, or any part or parts thereof, to be immediately seized and sold, whether in term of court or in vacation, under ordinary or executory process, in accordance with applicable Louisiana law, to the highest bidder for cash, with or without appraisement, and without the necessity of making additional demand upon or notifying Mortgagor or placing Mortgagor in default, all of which are expressly waived.

    (c) For purposes of foreclosure under Louisiana executory process procedures, Mortgagor confesses judgment and acknowledges to be indebted unto and in favor of Mortgagee, up to the full amount of the Obligations secured hereby, in principal, interest, costs, expenses, and attorneys' fees. To the extent permitted under applicable Louisiana law, Mortgagee additionally waives:
(a) the benefit of appraisal as provided in Articles 2332, 2336, 2723 and 2724 of the Louisiana Code of Civil Procedure, and all other laws with regard to appraisal upon judicial sale; (b) the demand and three (3) days' delay as provided under Articles 2639 and 2721 of the Louisiana Code of Civil Procedure;
(c) the notice of seizure as provided under Articles 2293 and 2721 of the Louisiana Code of Civil Procedure; (d) the three (3) days' delay provided under Articles 2331 and 2722 of the Louisiana Code of Civil Procedure; and (e) all other benefits provided under Articles 2331, 2722 and 2723 of the Louisiana Code of Civil Procedure and all other Articles not specifically mentioned above. Should it become necessary for Mortgagee to foreclose under this Mortgage, all declarations of fact, which are made under an authentic act before a Notary Public in the presence of two witnesses, by a person declaring such facts to lie within his or her knowledge, shall constitute authentic evidence for purposes of executory process and also for purposes of La. R.S. 9:3509.1, La. R.S. 9:3504(D)(6) and La. R.S. 10:9-508, where applicable.

    (d) Should any or all of the Mortgaged Property be seized as an incident to an action for the recognition or enforcement of this Mortgage, by executory process, sequestration, attachment, writ of fieri facias or otherwise, Mortgagor hereby agrees that the court issuing any such order shall, if requested by Mortgagee, appoint Mortgagee, or any agent designated by Mortgagee, or any person or entity named by Mortgagee at the time such seizure is requested, or any time thereafter, as Keeper of all or a part of the Mortgaged Property as provided under La. R.S. 9:5136, et seq. Such a Keeper shall be entitled to reasonable compensation. Mortgagor agrees to pay the reasonable fees of such Keeper, which compensation to the Keeper shall also be secured by this Mortgage.

    (e) With respect to personal (movable) property ("Personal Property") subject to the Uniform Commercial Code, Mortgagee shall have all of the rights and remedies of a secured party under the Uniform Commercial Code.

    (f) Should one or more Events of Default occur or exist under this Mortgage, Mortgagee shall have the additional right, at its sole option, to separately sell the aforesaid Personal Property and Rights, or any part or parts thereof, at private or public sale, at such price or prices as Mortgagee may deem best, either for cash or for any other compensation, or on credit, or for future delivery, without the assumption of any credit risk. Such sale may be without appraisement, the benefit of which is also expressly waived by Mortgagor. Mortgagee may exercise any other remedies with regard to the Personal Property and Rights as may be authorized under the Uniform Commercial Code. The sale, lease or other disposition of such collateral after default may be for cash, credit, or any combination thereof. Mortgagee may purchase all or any part of such collateral at public sale (or if permitted by law, at private sale) and in lieu of actual payment of any such purchase price, may set-off the amount of such price against then outstanding balance of the Obligations. Any notice required to be given by Mortgagee of a sale, lease or other disposition, or other intended action with respect to such collateral, given at least ten
(10) calendar days prior to such proposed action, shall constitute reasonable and fair notice to Mortgagor of such action.

    (g) Mortgagee may, in addition to the foregoing remedies, or in lieu thereof, in Mortgagee's discretion, commence an appropriate action against Mortgagor seeking specific performance of any covenant contained herein, or in aid of the execution or enforcement of any power herein granted.

    (h) Mortgagee shall have the right, at its sole option and election, at any time upon an Event of Default, to directly collect and receive all proceeds and/or payments arising under or in any way accruing from Mortgagor's rights, as such amounts become due and payable. In order to permit the foregoing, Mortgagor unconditionally agrees following an Event of Default to deliver to Mortgagee, immediately following demand, any and all of Mortgagor's records, ledger sheets, and other documentation, in the form requested by Mortgagee, with regard to Mortgagor's Rights and any and all proceeds and/or payments applicable thereto. Mortgagee shall have the further right upon an Event of Default, where appropriate and within Mortgagee's sole discretion, to file suit, either in Mortgagee's own name or in the name of Mortgagor, to collect any and all proceeds and payments that may then and/or in the future be due and owing under and/or as a result of such rights. Where it is necessary for Mortgagee to attempt to collect any such proceeds and/or payments from the obligors therefor, Mortgagee may compromise, settle, extend, or renew for any period (whether or not longer than the original period) any obligation or indebtedness thereunder or evidenced thereby, or surrender, release, or exchange all or any part of said obligation or indebtedness, without affecting the liability of Mortgagor under this Mortgage or under the Indebtedness. To that end, Mortgagor hereby irrevocably constitutes and appoints Mortgagee as its attorney-in-fact, coupled with an interest and with full power of substitution, to take following an Event of Default any and all such actions and any and all other actions permitted hereby, either in the name of Mortgagor or Mortgagee.

    13. NO WAIVER. No delay or omission of Mortgagee or of any holder of the Obligation to exercise any right, power or remedy accruing upon any event of default shall exhaust or impair any such right, power or remedy or shall be construed to waive any event of default or to constitute acquiescence therein.

    14. NON-EXCLUSIVE REMEDIES. No right, power or remedy conferred upon or reserved to Mortgagee by the Obligation, this Mortgage, or any other instrument now or hereafter evidencing or securing the Obligation is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under the Obligation or any loan agreement or other instrument evidencing or securing the Obligation, now or hereafter existing at law, in equity or by statute. No action taken by Mortgagee shall be deemed an election of remedies.

    15. SUCCESSORS AND ASSIGNS BOUND. Whenever one of the parties hereto is named or referred to herein, the heirs, successors and assigns of such party shall be included and all covenants and agreements contained in this Mortgage, by or on behalf of Mortgagor or Mortgagee, shall bind and inure to the benefit of their respective heirs, successors and assigns, whether or not so expressed. All references herein to Mortgagee shall mean the holder of the Note from time to time.

    16. SEPARATE PROVISIONS. In the event that any of the covenants, agreements, terms or provisions contained in the Obligation, this Mortgage or any other instrument securing the Obligation shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms and provisions contained herein and in the Obligation and any other instrument securing the Obligation shall be in no way affected, prejudiced or disturbed thereby.

    17. ATTORNEYS' FEES. The term "attorneys' fees" as used in this Mortgage includes any and all reasonable legal fees paid or incurred by Mortgagee of whatever nature and whether or not incurred at or before trial, on appeal, in bankruptcy proceedings or administrative actions.

    18.  FUTURE ADVANCES. [Intentionally deleted]

    19. OBLIGATION OF MORTGAGOR. Mortgagor shall pay the cost of releasing or satisfying this Mortgage of record.

    20. NO SALE, JUNIOR LIEN OR OTHER TRANSFER; PACT DE NON ALIENANDO. It is understood and agreed by Mortgagor that as part of the inducement to Mortgagee to make the extension of credit evidenced by the Obligation, Mortgagee has considered and relied on the reliability of Mortgagor and Mortgagor's ownership and management of the Mortgaged Property, and the fact that there are no other liens on the Mortgaged Property. To induce such reliance, Mortgagor covenants and agrees not to directly or indirectly sell, convey, transfer, mortgage, or otherwise dispose of any interest in or any part of the Mortgaged Property without the prior written consent of Mortgagee to be given or withheld in Mortgagee's sole discretion, and any such sale, conveyance, transfer or mortgage made without Mortgagee's prior written consent shall be void. If any person should obtain an interest in all or any part of the Mortgaged Property pursuant to the execution or enforcement of any lien, security interest or other right, whether superior, equal or subordinate to this Mortgage or the lien hereof, such event shall be deemed to be a transfer by Mortgagor and an event of default hereunder. If Mortgagor is other than an individual, any direct or indirect sale, assignment, pledge, transfer, grant of a security interest in or other disposition of more than 25% of the legal or equitable interests (which percentage shall be calculated, at Mortgagee's option, based upon value, voting interests, capital or income interests) in the Mortgagor within any thirty-six
(36) month period after the date of this Mortgage shall constitute a transfer of the Mortgaged Property in violation of this section. Transfer or other disposition by merger, consolidation or operation of law (other than transfers upon death) shall be considered "transfers" within the meaning of this Paragraph
20.  The provisions of this section shall be
in addition to and not in lieu of any provisions in any loan agreement or other instrument relating to the Obligation restricting change of control of Mortgagor or transfer of the Mortgaged Property.

    21. PARTIAL RELEASES. Mortgagee may, at its sole discretion, but shall not be required to, release portions of the Mortgaged Property on such terms and conditions as it deems acceptable and any person having an interest in the Mortgaged Property takes such interest subject to such discretionary releases.

    22. DEFAULT RATE. The Default Rate shall be the lower of (a) highest rate of interest after maturity contained in any note or other evidence of any portion of the Obligation, but if none is stated then it shall be four percent (4%) per annum in excess of the rate stated in any note or other evidence of any portion of the Obligation which would have been applicable had such Obligation not matured or no default had occurred or, (b) twenty-one percent (21%) per annum.

    23. AMENDMENT OF DOCUMENTS. Mortgagor agrees that the Obligation and any other document or instrument evidencing, guaranteeing or securing the Obligation may be amended, restated, renewed, extended, increased, decreased or otherwise changed by the parties thereto and any such changes, or the release or modification of any security for or guaranty or endorsement of the Obligation, or any forbearance, indulgence, delay or waiver in enforcing the Obligation or any instrument evidencing, securing or guaranteeing the Obligation, or any other action, delay or omission of Mortgagee or other person in connection with the Obligation, any such instruments or this Mortgage shall not in any way diminish the obligations of Mortgagor or the liens granted hereunder. Neither the bankruptcy of the Mortgagor nor any discharge of, or defense against payment of, the Obligation (except the defense of payment in full) shall affect the lien of this Mortgage or the rights of the Mortgagee. The Mortgagor waives presentment, protest, notice of protest and notice of dishonor and any and all other notices and requirements otherwise necessary to bind the Mortgagor.

    24. USURY. Notwithstanding anything contained in this instrument or in any other instrument evidencing, describing or securing the Obligation to the contrary, in no event will the interest due hereunder or under the Obligation exceed the maximum amount allowed by law from time to time while any part of the indebtedness or Obligation secured hereby is outstanding, and in the event any amount in excess of the lawful maximum is charged by the Mortgagee or paid by the Mortgagor, Mortgagor shall be entitled to an immediate refund of the amount of such excess together with interest on such excess amount from the date paid until reimbursed at the maximum lawful rate in effect at the time of the overcharge.

    25. TIME OF ESSENCE. Time shall be of the essence in the performance of each and every one of the Mortgagor's obligations hereunder.


26. JOINT AND SEVERAL OBLIGATIONS. If more than one person is named as Mortgagor, the obligations, agreements and representations herein shall be joint and several and solidary with each other. Any matter which is an event of default with respect to Mortgagor shall be an event of default if it occurs with respect to any person named as Mortgagor.

    27. OTHER ENCUMBRANCES. If the Mortgaged Property is subject to other encumbrances, Mortgagor shall not permit such encumbrances to secure more than the amount presently so secured reduced from time to time by any presently scheduled reductions in the amount secured and will not permit the principal amount so secured from time to time to be increased through additional advances or otherwise. The Mortgagor shall give immediate telephonic and written notice to Mortgagee of any breach or default under any such instruments evidencing such other encumbrances. The Mortgagor shall not permit the extension, amendment or other modification of such other encumbrances without the prior written consent of the Mortgagee. Upon the occurrence of a default under such encumbrance, Mortgagee may, but shall not be required to cure such default, satisfy such encumbrance or obtain release of all or any of the Mortgaged Property from such encumbrance and any funds spent by Mortgagee in so doing shall be considered future advances secured by this Mortgage. Any such payments shall not be deemed to cure any default hereunder.

    28. NOTICES. Notices shall be given to the parties at the following addresses or such other addresses as designated in writing from time to time:

         If to Mortgagor:         c/o EastGroup Properties

                                  300 One Jackson Place
                                  188 East Capitol St.
                                  Jackson, Mississippi 39201
                                  Attn: David H. Hoster II, President

         If to Mortgagee:         Meridian Industrial Trust, Inc.
                                  455 Market Street, 17th Floor
                                  San Francisco, CA 94105
                                  Attn: Dennis D. Higgs, Executive Vice
                             President

    29.  LEASES, EASEMENTS, RESTRICTIONS.

         a) All leases of the Mortgaged Property shall contain an express clause satisfactory to the Mortgagee subordinating the interest of the lessee to this Mortgage and agreeing that, at the election of the Mortgagee, such lessee will attorn to the Mortgagee or other person acquiring Mortgagor's title by foreclosure or otherwise, notwithstanding such subordination. The Mortgagor shall perform all its obligations as and when due under any leases of the Mortgaged Property and, except in the ordinary course of business, agrees not to modify or agree to the termination of any such lease or any guaranty or security therefor, accept more than one month's advance rent under any such lease, or waive any material right under any such lease or any guaranty or security therefor (whether or not given the option to consent to such waiver in the lease or guaranty).

         b) Mortgagor shall not grant or impose any covenants, restrictions or easements affecting the Mortgaged Property without the prior written consent of Mortgagee. The Mortgagor shall not amend or terminate, or waive any rights under, any easements, restrictions or covenants affecting the Mortgaged Property without the express written consent of the Mortgagee. The Mortgagee is hereby granted the irrevocable right for itself or for Mortgagor to take any action required of Mortgagor, as lessor, by any lease if the Mortgagor should fail to do so and is irrevocably appointed as the Mortgagor's attorney-in-fact for such purposes. Any amounts expended by Mortgagee in fulfilling the Mortgagor's obligations shall bear interest at the Default Rate specified herein and shall be secured by this Mortgage.

    30. SECURITY AGREEMENT. This Mortgage is intended to be a "security agreement" as defined in Section 9-105 of the UCC and the Mortgagor and Mortgagee are "debtor" and "secured party" respectively, as such terms are defined in Section 9-105 of the UCC. In addition to other rights granted herein, the Mortgagee shall have a security interest in, and the right to set off, any money, deposits, securities or other assets of any Mortgagor now or hereafter in the possession or control of Mortgagee or its agents or correspondents for whatever reason or purpose, including items in the process of collection.

    31. PRINCIPAL OFFICE. The chief executive office (or principal residence address if Mortgagor is an individual) of Mortgagor is at the address set forth in Section 28. Mortgagor agrees to give at least thirty (30) days' prior written notice to Mortgagee prior to moving its chief executive office or residence address.

    32. POWERS. All powers of attorney and other rights granted to Mortgagee herein are coupled with an interest and are irrevocable.

    33. CONSENTS. Unless otherwise specified, any approvals or consents of the Mortgagee required herein may be given or withheld in the discretion of the Mortgagee.

    34.  ENVIRONMENTAL CONDITION OF PROPERTY; INDEMNIFICATION.

         a) Mortgagor warrants and represents to Mortgagee after thorough investigation that to the best of Mortgagor's knowledge:

              i) The Mortgaged Property described herein is now and at all times hereafter will continue to be in full compliance with all federal, state and local environmental laws and regulations (collectively, "Environmental Laws"), including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), Public Law No 96-510, 94 Stat. 2767, 42 U.S.C. Sections 9601, ET SEQ., the

    Superfund Amendments and Reauthorization Act of 1986 ("SARA"), Public Law No. 99-499, 100 Stat. 1613, the Resource Conservation and Recovery Act of 1976, the Louisiana Environmental Quality Act (La. R.S. Section 30: 2001 et seq.) as they have been amended to date, or any other applicable federal, state or local laws or ordinances relating to the environment;

              ii) The Mortgagor has received no notice from any governmental entity of the existence or suspected or alleged existence of any violation of any Environmental Law; and

              iii) (A) As of the date hereof there are no hazardous or toxic materials, substances, wastes or other environmentally regulated substances, including, without limitation, oil, petroleum or chemical liquids, solids or gaseous products or any materials containing asbestos, the presence of which is limited, regulated or prohibited by any state, federal or local governmental authority or agency having jurisdiction in the premises, or which are otherwise known to pose a hazard to health or safety (collectively, "Hazardous Materials"), located on, in or under the Mortgaged Property or used in connection therewith, or (B) Mortgagor has fully disclosed to Mortgagee in writing the existence, extent and nature of any such Hazardous Materials, which Mortgagor is legally authorized and empowered to maintain on, in or under the Mortgaged Property or use in connection therewith, and Mortgagor has obtained and will maintain all licenses, permits and approvals with respect thereto, and is in full compliance with all of the terms, conditions and requirements of such licenses, permits and approvals.

         b) Mortgagor covenants that it will promptly notify Mortgagee of any change in the nature or extent of any Hazardous Materials existing on, in or under the Mortgaged Property or used in connection therewith, and will transmit to Mortgagee copies of any citations, orders, notices or other material governmental or other communication received with respect to any other Hazardous Materials affecting the Mortgaged Property.

         c) Mortgagor shall not permit the use, storage, manufacture or production of Hazardous Material on, in or under, or in connection with, the Mortgaged Property except as specifically permitted in writing by the Mortgagee and then only in strict conformity with all Environmental Laws.

         d) Mortgagor shall indemnify and hold Mortgagee harmless from and against any and all damages, penalties, fines, claims, liens, suits, liabilities, costs (including clean-up costs), judgments and expenses (including attorneys', consultants' or experts' fees and expenses) of every kind and nature suffered by or asserted against Mortgagee as a direct or indirect result of any warranty or representation made by Mortgagor in this section being false or untrue in any material respect or any requirement under any law, regulation or ordinance, local, state or federal, which requires the elimination or removal of any Hazardous Materials by Mortgagee, Mortgagor or any transferee of Mortgagor or Mortgagee or imposes any fines, liabilities or other penalty on any such person. The indemnities herein shall be without regard to any fault or knowledge of Mortgagor.

         e) Upon discovery of any Hazardous Materials at levels which violate Environmental Laws, Mortgagee shall have the right to require from time to time such environmental audits or inspections as it may deem necessary to ensure compliance with this section and payment of the cost of any such audits or inspections shall be the responsibility of the Mortgagor.

         f) Mortgagor's obligations hereunder shall not be limited to any extent by the term of the Obligation secured hereby, and, as to any act or occurrence prior to payment in full and satisfaction of said Obligation which gives rise to liability hereunder, shall continue, survive and remain in full force and effect notwithstanding payment in full and satisfaction of said Obligation and this Mortgage or foreclosure under this Mortgage, or delivery of a deed in lieu of foreclosure.

    35. WAIVER OF JURY TRIAL. THE MORTGAGOR AND MORTGAGEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED UPON THIS MORTGAGE OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE NOTE, THIS MORTGAGE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE MORTGAGEE EXTENDING CREDIT TO THE MORTGAGOR.

    36. Each reference to a "lien" will include a reference to a "privilege" "mortgage", and/or "security interest", as appropriate. Each reference to an "easement" or "easements" will include a reference to a "servitude" and "servitudes". Each reference to a county will include a reference to a Louisiana parish. The terms "land", "real property", and "real estate" will mean "immovable property" as that term is used in the Louisiana Civil Code. The term "personal property" or "personalty" will mean "movable property" as that term is used in the Louisiana Civil Code.

    The parties to this Mortgage hereby waive the production of mortgage, conveyance, tax, paving, assignment of accounts receivable and other certificates and relieve and release the Notary before whom this Mortgage was passed from all responsibilities and liabilities in connection therewith.

    THUS DONE AND PASSED, on the _______ day of September, 1997, effective as of the _____ day of September, 1997, in the State and County aforesaid, by the undersigned Mortgagor in the presence of the undersigned Notary and the undersigned competent witnesses, who hereunto sign their names with Mortgagor after reading of the whole.


WITNESSES:                             EASTGROUP PROPERTIES, L.P., a Delaware
                                       limited partnership

___________________________________    By:  EastGroup Properties General
                                            Partners, Inc., its general partner

___________________________________    By:
                                          ---------------------------------
                                          Title


                                       By:
                                          ---------------------------------
                                          Title


                  ____________________________________________________

                                    NOTARY PUBLIC
                                My Commission Expires:

                                      EXHIBIT A

                                      EXHIBIT B

    The following, whether now owned or hereafter acquired:

    All minerals, soil, flowers, shrubs, crops, trees, timber and other emblements now or hereafter on the Property described on Exhibit A hereto (herein referred to as "Property") or under or above the same or any part or parcel thereof.

    All machinery, apparatus, equipment, fittings, fixtures, actually or constructively attached to the Property and including all trade, domestic and ornamental fixtures and articles of personal property of every kind and nature whatsoever now or hereafter located in, upon or under the Property or any part thereof and used or usable in connection with any present or future operation of the Property, including, but without limiting the generality of the foregoing, all heating, air-conditioning, freezing, lighting, laundry, incinerating and power equipment; engines; pipes; pumps; tanks; motors; conduits; switchboards; plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating and communication apparatus; boilers, ranges, furnaces, oil burners or units thereof; appliances; air-cooling and air-conditioning apparatus; vacuum cleaning systems; elevators; escalators; shades; awnings; screens; storm doors and windows; stoves; wall beds; built-in refrigerators; attached cabinets; partitions; ducts and compressors; rugs and carpets; draperies; furniture and furnishings; together with all building materials and equipment now or hereafter delivered to the Property and intended to be installed therein, including but not limited to lumber, plaster, cement, shingles, roofing, plumbing fixtures, pipe, lath, wallboard, cabinets, nails, sinks, toilets, furnaces, heaters, brick, tile, water heaters, screens, window frames, glass, doors, flooring, paint, lighting fixtures and unattached refrigerating, cooking, heating and ventilation appliances and equipment; together with all additions and accessions thereto and replacements thereof.

    All of the water, sanitary and storm sewer systems which are now or hereafter located by, over, and upon the Property or any part and parcel thereof, and which water system includes all water mains, service laterals, hydrants, valves and appurtenances, and which sewer system includes all sanitary sewer lines, including mains, laterals, manholes and appurtenances.

    All paving for streets, roads, walkways or entrance ways now or hereafter located on the Property or any part or parcel thereof.

    All interest as lessor in and to all leases or rental arrangements of the Property, or any part thereof, heretofore made and entered into, and in and to all leases or rental arrangements hereafter made and entered into, together with any and all guarantees of such leases or rental arrangements and including all present and future security deposits and advance rentals.

    All rights under agreements to sell or otherwise convey the Property or any collateral listed herein and all cash and noncash proceeds thereof, including purchase money, promissory notes and installment sales agreements, and any rights in collateral or guaranties securing any such notes or other proceeds.

    Any and all awards or payments, including interest thereon, and the right to receive the same, as a result of (a) the exercise of the right of eminent domain, (b) the alteration of the grade of any street, or (c) any other injury to, taking of, or decrease in the value of the Property, all improvements thereof and other collateral in this Exhibit.

    All unearned premiums accrued, accruing or to accrue under any and all insurance policies now or hereafter provided pursuant to the terms of security agreements, and all proceeds or sums payable for the loss of or damage to
(a) the Property, any improvements thereto, or the collateral described herein, or (b) rents, revenues, income, profits or proceeds from leases, franchises, concessions or licenses or on any part of the Property.

    All contracts, contract rights, accounts receivable and general intangibles arising from contracts entered into in connection with development, construction upon, operation or sale of part or all of the Property, including contract or sales deposits, and all proceeds thereof.

    All rights to any fictitious or other names or trade names used in conjunction with the property.

    All furniture, furnishings, appliances and equipment and all other tangible personal property now or hereafter owned or acquired and now or hereafter located or installed at or in any other improvements on the Property or elsewhere at or on the Property, together with all accessories and parts now attached to or used in connection with any such property or which may hereafter at any time be placed in or added thereto and also any and all replacements and proceeds of any such Property.

    All architectural and engineering plans and specifications, surveys, site plans, appraisals, feasibility studies and development proposals, building permits, easements, licenses, permits, agreements and other general intangibles now or hereafter existing pertaining to the Property.

    All rights under payment, performance, and other types of bonds relating to the ownership, development, construction or operation of the Property of any improvements thereto and all rights under governmental and nongovernmental permits, licenses and agreements relating to the ownership, development, construction or operation of the Property or improvements thereto, including rights under any land sale or condominium registrations, development orders and other agreements, permits, orders or rights relating to land use.

    All rights under any covenants or restrictions, party wall agreements, set-back agreements, cross-easement agreements and similar agreements now or hereafter affecting the Property, including the right to grant waivers and releases and all other rights of the owner or declarant thereunder.

    All substitutions for, amendments to or modifications, extensions or renewals of any collateral described herein and all proceeds thereof, in whatever form.